SUPPLEMENT TO THE FIRST INVESTORS
                             EQUITY FUNDS PROSPECTUS
                             DATED JANUARY 29, 2002
                                 RELATING TO THE
                      FIRST INVESTORS UTILITIES INCOME FUND

      Based on recent approvals by the Board of Directors and shareholders of the Utilities Income Fund ("Fund"), the Fund will (1) be renamed the First Investors Value Fund, effective on or about December 31, 2002, (2) have an investment objective of total return, and (3) no longer focus its investments in securities of utilities companies.

      Effective immediately, the Fund will begin to transition from its prior focus on securities of utilities companies to its new policies and objective. The Fund will invest primarily in dividend-paying stocks of companies that the Fund believes are undervalued. The Fund first will identify companies that pay dividends, then apply one or more quantitative standards that indicate a company may be undervalued, such as low price-to-earnings ratios or low price-to-cash flow ratios. The Fund also analyzes qualitative issues, such as whether the managements of the companies are pursuing reasonable strategies. Although dividend-paying companies tend to be larger in size, the Fund generally will also invest a significant portion of its assets in small-cap and mid-cap companies. While the Fund primarily invests in U.S. companies, it may also invest in securities of foreign companies. The Fund may also invest, to a lesser degree, in preferred stock, convertible securities and other fixed income securities.

      In addition to market risk and foreign securities risk, as described on pages 28 and 29 of the prospectus, an investment in the Fund is subject to the following risks as the Fund pursues its new policies and objective:

      1. Stocks that are considered "undervalued" may not rise as expected or may fall if anticipated events do not occur or investor perceptions do not change. Moreover, value stocks, as a class, may fall out of favor with investors.

      2. The market risk associated with small-cap and mid-cap stocks is generally greater than that associated with large-cap stocks because mid-cap and small-cap stocks tend to experience sharper price fluctuations than large-cap stocks, particularly during bear markets. Their earnings tend to be less predictable than those of larger, more established companies. The prices of these stocks can also be influenced by the anticipation of future products and services that, if delayed, could cause the prices to drop.

      3. The prices of the Fund's investments in preferred stocks, convertible securities and other fixed income securities will fluctuate in relation to changes in interest rates, the economy and the financial conditions of companies that issue them. In general, these securities decline in value when interest rates rise or the financial conditions of their issuers deteriorate.

THIS SUPPLEMENT IS DATED DECEMBER 6, 2002.